Exhibit 10.1

CREDIT AND SECURITY AGREEMENT

This Credit and Security Agreement (the “Agreement”) is made and entered into as of January 16, 2024, by and between iBio, Inc., a Delaware corporation with its principal place of business located at 1175 Sorrento Valley Road, Suite 200, San Diego, CA 92121 (“Borrower”), and Loeb Term Solutions LLC, an Illinois limited liability company with an address at 8609 W. Bryn Mawr, Suite 208, Chicago, IL 60631 (“Lender”).

Recitals

This Agreement, including the Schedule to Credit and Security Agreement of even date herewith as may be amended or restated from time to time, sets forth the terms and conditions of the term loan or equipment line of credit loan (the “Loan”) and the obligations of Borrower.  Borrower is required to execute the Schedule. The Schedule is incorporated into and made an integral part of this Agreement.

Agreement

In consideration of and as an inducement to Lender making the Loan to Borrower as evidenced by that certain Term Promissory Note of even date herewith, as may be amended or restated (the “Note”), and to secure the payment and performance of the Note and of any and all Obligations and liabilities of Borrower to Lender, whether arising in connection the Loan or any other with loans, advances, purchases, acquisitions, or other extensions of credit made to or on behalf of Borrower or any other person for whom Borrower serves as surety or Guarantor in favor of Lender, and whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due (collectively the “Obligations”), the parties hereto agree as follows:

1.Terms and Conditions. Borrower, any person or entity that executes a guaranty of the Obligations in favor of Lender, excluding any validity guaranty, (each a “Guarantor”), and Lender agree to all of the terms and conditions contained in the Note, this Agreement and the Schedule, and in any attachments thereto, and in any other documents relating to the Loan or incorporated herein by reference (the “Loan Documents”).

2.Grant of Security Interest. To secure the payment and performance of the Obligations, Borrower hereby grants to Lender a security interest in all of Borrower’s right, title and interest in and to the Collateral (defined below).

3.UCC Provisions.
a.All capitalized terms not defined herein shall have the meaning given to such terms in the Uniform Commercial Code (“UCC”) as in effect on the date hereof in the Chosen Forum (as defined in the Schedule), except as required by mandatory provisions of law.
b.Borrower previously authorized and hereby authorizes Lender to file one or more financing statements, and amendments thereto, relating to all or any part of the Collateral in the Borrower’s state of organization and in any other states or locations necessary to perfect Lender's interest in the Collateral.  Lender may describe the Collateral as “all assets” of Borrower, excluding any intellectual property related to any filed patents of the Borrower, including any issued patents by any jurisdiction in the world or words of similar effect in such financing statements.

4.Definition of Collateral. The “Collateral” shall mean all of the Borrower’s now owned or existing or hereafter acquired or arising: Accounts, Goods, Inventory, Equipment (including without limitation the equipment described on Exhibit A attached to the Schedule), Chattel Paper, Instruments, Investment Property, specifically identified Commercial Tort Claims, Documents, Deposit Accounts, Letter of Credit Rights, General Intangibles, Contract Rights, customer lists, furniture and fixtures, books and records and supporting Obligations for any of the foregoing, and all Proceeds of the foregoing (the “Collateral”). The Collateral also includes all monies on deposit with Lender. Notwithstanding the foregoing, the Collateral shall not include any intellectual property related to any filed patents of the Borrower, including any issued patents by any jurisdiction in the world.

5.	Representations and Covenants Relating to the Collateral.
a.Ownership. Borrower is the owner of the Collateral and shall at all times maintain valid title to the Collateral.
b.Lien Priority. The security interest granted hereby shall at all times be a valid and perfected first priority security interest, subject only Permitted Encumbrances, if any, set forth in the Schedule, enforceable against Borrower and all third parties.  Borrower shall not permit any financing statement or other instruments similar in effect covering all or any part of the Collateral to be filed or recorded, other than with respect to Permitted Encumbrances, without the prior written consent of Lender.  Without limiting the foregoing, Borrower shall not obtain a merchant cash advance loan or any other arrangement wherein Borrower sells or assigns its accounts or future cash.
c.Care of Collateral. Borrower, at its own expense, will maintain, keep and preserve the Collateral in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted), will from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments and improvements thereto, will not waste or destroy the Collateral or any part thereof, will not be negligent in the care and use of any Collateral, and will not use any Collateral, in violation of applicable law.
d.Disposition of Collateral. Borrower shall not sell, lease, transfer, assign (by operation of law or otherwise) or otherwise dispose of all or any part of the Collateral without the prior written consent of Lender which

Credit and Security Agreement	Page 1 of 6

CREDIT AND SECURITY AGREEMENT

shall not be unreasonably withheld, except for Inventory in the ordinary course of business.

e.Principal place of business and Trade Names. Borrower represents, warrants and covenants that: (i) Borrower’s principal place of business and the books and records relating to the Collateral are located at Borrower’s principal place of business specified above; (ii) Borrower has not, within the last five (5) years, transacted business under any trade names other than those specified in the Schedule; and (iii) Borrower will not move its principal place of business or its books and records, or transact business under any new trade names, without giving Lender thirty (30) days prior written notice thereof or without having taken all action required by Lender including but not limited to those in Section 5.f. below with respect to any affected Collateral.
f.Location of Collateral. Borrower shall not permit the equipment or other tangible Collateral to be located at any location except at the locations specified in a written Landlord Agreement executed by the landlord and Lender unless:
i.Borrower gives Lender thirty (30) days prior written notice thereof of the proposed relocation of such equipment;
ii.Prior to the move, Borrower obtains from the landlord(s) of the premises of the future location(s) an executed lease and provides a copy to Lender;
iii.Prior to the move, Borrower obtains from the landlord(s) of the premises of the future location(s) a landlord agreement, in form satisfactory to Lender, executed by the landlord and Lender (“New Landlord Agreement”);
iv.Prior to the move, Borrower must ensure that the Occupancy Reserve (as further described in the Schedules) is replenished by Borrower to an amount sufficient to pay for: (a) any costs associated with such move, and (b) unless the New Landlord Agreement provides Lender with one hundred twenty (120) days of access to the future location rent-free, any rent due from Borrower to such landlord for one hundred twenty (120) days, provided however, that to the extent the Occupancy Reserve exceeds the above costs and expenses upon a move, such excess shall be released to Borrower;
v.Prior to the move, the machinery mover hired by Borrower names Lender as additional insured, loss payee and Lender loss payee on its insurance policy and provides a copy to Lender;
vi.Borrower has all of the previously installed equipment re-installed within thirty (30) days of the move;
vii.Borrower allows Lender to appraise and inspect the equipment at Borrower’s expense, which shall be due immediately upon re-installation of the previously installed equipment, to confirm that all previously installed equipment as shown on Exhibit A is re-installed and operating. The reinspection fee will be pulled via ACH; and
viii.Within ten (10) days of the completion of the move, Borrower notifies Lender of any surplus equipment left from the move and develops with Lender a plan to sell the surplus.

6.Further Assurances. Borrower agrees that it shall from time to time, and at its expense, promptly execute and deliver all instruments, documents and assignments, and shall take all further actions that Lender may request in order to perfect, protect and continue any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Collateral, and shall promptly give to the Lender evidence reasonably satisfactory to Lender of such action. Without limiting the generality of the foregoing, Borrower shall:
a.Take such steps as Lender may request for Lender (i) to obtain an acknowledgment of any bailee having possession of any of the Collateral that the bailee holds such Collateral for Lender, or (ii) to obtain “control” of any investment property, deposit accounts, letter-of-credit rights, electronic chattel paper or other Collateral;
b.Upon the request of the Lender, deliver and pledge Lender any original Note, Instrument, Chattel Paper, Instrument or other document evidencing any Collateral and any certificate or instrument evidencing any Security, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in forms and substance satisfactory to Lender;
c.Intentionally Omitted.
d.Furnish to Lender from time-to-time statements and schedules identifying and describing the Collateral and such other reports and information concerning the Collateral as Lender may request in its sole discretion; and
e.Not store, keep or maintain any Collateral at any location other than locations where there is a landlord waiver and/or a mortgagee waiver in favor of Lender, and in forms acceptable to Lender.

7.Reserves.  Lender requires, and Borrower shall comply with, the reserve requirements, if any, in the Schedule.  Notwithstanding the establishment of any reserve, the Borrower will pay interest on the full amount of the Note commencing on the date of the initial funding of the Note.  Borrower will not earn interest on any funds held in reserve and the existence of the reserve shall not relieve Borrower of its Obligation to make payments under this Agreement and the Note.  Lender will not use the funds in reserve for any other Borrower or client.

8.Insurance. Borrower at all times should have the Collateral insured in the Borrower’s name and in the name of the Lender against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards with amounts, under policies and by insurers acceptable to Lender. Each policy shall include a provision for Lender to receive copies directly from the insurance agent of all written notices to policy holder including, but not limited to any invoices, statements of account, certificates of insurance, cancellation or substantial modification. Policies shall show Lender as additional insured, loss payee and Lender’s loss payee in a manner acceptable to Lender. Borrower shall execute and deliver to Lender simultaneously herewith and at any other time hereafter such assignments of policies of insurance as Lender shall

Credit and Security Agreement	Page 2 of 6

CREDIT AND SECURITY AGREEMENT

reasonably require. All premiums shall be paid by Borrower and the policies shall be delivered to Borrower and Certificate of Insurance shall be delivered to Lender. If Borrower fails to do so, Lender may (but shall not be required) procure such insurance at the Borrower’s expense. BORROWER ALSO GRANTS PERMISSION FOR LENDER TO SPEAK DIRECTLY WITH INSURANCE AGENT AS REQUIRED TO CONFIRM PROPER INSURANCE IS IN PLACE AND IT IS CURRENT.

9.Inspection; Books, Records and Financial Statements and Reports.
a.Borrower shall at all times keep accurate and complete records of the Collateral, and, at Borrower’s expense, at any time during normal business hours and upon reasonable advance notice, and without hindrance or delay, permit Lender to inspect the Collateral, and inspect and make extracts from and copies of its books and all records, including preventative maintenance records relating to the Collateral.
b.Borrower shall at all times keep, and if requested provide Lender with copies of or, during normal business hours and upon reasonable advance notice, allow Lender to inspect, monthly financial records prepared in accordance with generally accepted accounting principles and which are true and accurate in all material respects, including an income statement, balance sheet, statement of cash flows on a consolidated basis, accounts payable aging, accounts receivable aging, inventory report and payroll report.
c.Without limiting the foregoing, Borrower shall provide Lender the financial statements and reports set forth in the Schedule:
d.Lender shall be permitted to discuss with Borrower’s owners, directors, officers, managers and auditors Borrower’s business, procedures, assets, liabilities, financial positions, results of operations and business prospects.
e.Borrower shall keep its records relating to the Collateral and other business records at its principal place of business or at such other location as shall have been notified to Lender upon not less than thirty (30) days written notice. The cost of all such inspections shall be borne by the Borrower.

10.Taxes. Borrower shall promptly pay when due all property, payroll and any other taxes, assessments and governmental charges or levies imposed upon the Collateral, except to the extent the validity thereof is being contested in good faith by Borrower and with reserves for payment of such charges or levies in any amount satisfactory to Lender. Lender reserves the right to require Borrower to use an independent payroll service if Borrower is delinquent in paying their payroll taxes on time.

11.Lender’s Duties and Powers. If Borrower fails to perform any covenant or Agreement contained herein, Lender may (but shall not be obligated to) perform, or cause performance of, such covenant or Agreement at the Borrower’s expense. The powers conferred on Lender hereunder are to protect Lender’s interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers.

12.Loans, Dividends or other Distributions to Equity Owners. Borrower covenants and agrees that until all Obligations to Lender are paid in full, it will not declare or pay any dividend or make any other distribution or loan of any kind to its shareholders, members or other equity owners, other than:
a.Normal salary or guaranteed distributions in lieu of salary paid to an equity owner that is also an employee of Borrower; and
b.With respect to any year in which Borrower is not taxed by the Internal Revenue Services as a “C” corporation, and provided that Borrower is not in Default at that time of such payment, Borrower may make a distribution of profits to its equity owners in an amount not to exceed the sum necessary to enable its equity owners to pay their personal state and federal taxes directly attributable to the profits earned by Borrower for the applicable year.

13.Fees and Expenses.  Borrower shall upon demand pay to Lender the amount of any and all fees and expenses, including without limitation, the reasonable fees and disbursements of Lender’s counsel and of any experts and agents, which Lender may incur in connection with the preparation, administration and enforcement of this Agreement, or the sale, collection, or other realization upon any of the Collateral following a Default and in connection with Lender’s exercise of remedies. In addition, Borrower shall also pay the fees and expenses set forth in the Schedule.

14.Default. Each of the following shall constitute an event of Default under this Agreement (a “Default”):
a.Borrower fails to pay any amounts under the Note or any other Obligations when due;
b.Borrower fails to observe or perform any of the terms, covenants, representations, promises or conditions contained in this Agreement (other than a Default set forth in clause (a) above) which is not cured within 30 days if it is a failure that can be cured;
c.Borrower fails to observe or perform any of the terms, covenants or conditions (other than a Default set forth in clause (a) above) contained in the Note which is not cured within 30 days if it is a failure that can be cured;
d.Borrower fails to observe or perform any of the terms, covenants or conditions contained in the any Loan Document other than this Agreement or the Note, or any other contract, instrument or Agreement with Lender, which is not cured within 30 days if it is a type of default that can be cured;
e.Any representation or warranty made by Borrower herein is false in any material respect as of the time when made or given;
f.Borrower or any Guarantor shall make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply for the appointment of a custodian, receiver or any trustee for Borrower, Guarantor

Credit and Security Agreement	Page 3 of 6

CREDIT AND SECURITY AGREEMENT

or the Collateral, or shall commence any proceedings under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statue of any jurisdiction, whether now or hereafter in effect, or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against Borrower or Guarantor, which is not dismissed within sixty (60) days;

g.Any suit is filed against Borrower or Guarantor seeking damages in excess of $25,000.00;
h.Any judgment is entered against Borrower or Guarantor;
i.Any of the Collateral is taken or sought to be taken by levy, execution, or other process of law;
j.A default under any guaranty of the Loan;
k.Borrower or Guarantor liquidates, dissolves, or merges into or consolidates with or into any other entity without the prior written consent of Lender;
l.If Borrower opens a new bank account and fails to provide an Automatic ACH Debit Agreement covering such account within five (5) business days of opening such account;
m.Any financial statement or report provided to Lender is false in any material respect as of the time when made or given;
n.Borrower obtains a merchant cash advance loan or any other arrangement wherein Borrower sells or assigns its accounts or future cash; or
o.Any circumstance or event of any nature which in Lender’s sole reasonable discretion may materially and adversely affect the condition, operation, business or assets of Borrower or any Guarantor, or materially impairs the ability of Borrower or any Guarantor to fulfill their Obligations to Lender.

15.Remedies.  Upon and event of Default, Lender shall have the following remedies which may be exercised cumulatively:
a.To declare all amounts owing under the Note and all other Obligations immediately due and payable;
b.To exercise any and all rights and remedies provided under this Agreement, the UCC, in law or at equity, including the right to obtain an injunction against Borrower or a decree of specific performance;
c.To immediately apply to any court of competent jurisdiction for, and obtain appointment of, a receiver for the Collateral, the Borrower or the Borrower’s business. Borrower consents to any such appointment and agrees not to contest any such motion or appointment;
d.Without prior demand or notice, set-off against and apply any accounts, items and monies in the possession of Lender or payable by Lender to Borrower to the Obligations;
e.With or without judicial process or the aid or assistance of others, enter upon any premises in which Collateral may be located and, without resistance or interference by Borrower, take physical possession of any items of Collateral and maintain such possession on Borrower’s premises or move the same or any part thereof to such other places as Lender shall choose without being liable to Borrower on account of any losses, damage or depreciation that may occur except to the extent arising as a result of Lender’s gross negligence or willful misconduct, and may dispose of all or any part of the Collateral on any premises of
Borrower, require Borrower to assemble and make available to Lender or to remove all or any part of the Collateral from any premises in which any part may be located for the purpose of effecting sale or other disposition thereof; and
f.Sell any item of the Collateral for cash or other value in any number of lots at a public or private sale without demand or notice (excepting only that Lender shall give Borrower ten (10) days prior written notice of the time and place of any public sale, or the time after which a private sale may be made, which notice Borrower agrees is reasonable). At any public sale Lender may bid for and purchase the whole or any part of the Collateral sold and upon compliance with the terms of such sale may hold or dispose of such Collateral without further accountability to Borrower. Borrower will execute and deliver, or cause to be executed and delivered, such instruments, documents, registration statements, assignments, waivers, certificates and affidavits, and will supply or cause to be supplied such further information and take such further action, as Lender shall require in connection with such sales. Borrower shall be responsible for all costs of sale or other disposition of the Collateral.  The proceeds of all sales and collections hereunder shall be applied against the Obligations in such order as Lender shall elect in its sole discretion.

Failure to exercise any and all rights or remedies Lender may have in the event of any Default shall not constitute a waiver of the right to exercise such rights or remedies in the event of any subsequent Default, whether of the same or different nature.  No waiver of any right or remedy by Lender shall be effective unless made in writing and signed by Lender, nor shall any waiver on one occasion apply to any future occasion. Provided there would be no prejudice to Lender and Borrower is cooperative with Lender, Lender shall use good faith efforts to sell or otherwise liquidate the equipment constituting Collateral first.

16.Waivers. Borrower and each Guarantor each hereby waive: (a) any requirement for Lender to marshal the Collateral or to resort to the Collateral in any particular order; (b) the right to extend or excuse performance of any of Borrower’s or Guarantor’s Obligations based on force majeure; and (c) to the extent permitted by applicable law, the benefits and advantages of any valuation, stay, appraisement, extension or redemption laws now or hereafter existing which, but for this provision, might be applicable.

17.Discharge and Payoff. In recognition of the Lender’s right to have its attorneys’ fees and other expenses incurred in connection with this Agreement secured by the Collateral, notwithstanding payment in full of all Obligations by Borrower, Lender shall not be required to file terminations or satisfactions of any of Lender’s liens on the Collateral unless and until Borrower

Credit and Security Agreement	Page 4 of 6

CREDIT AND SECURITY AGREEMENT

and all Guarantors shall have provided general releases in favor of Lender, in form satisfactory to Lender. Borrower understands that this provision constitutes a waiver of its rights under Section 9-513 of the Uniform Commercial Code.

18.No Waiver; Cumulative Remedies. No failure on the part of Lender to exercise, and no delay on the part of Lender in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies that may be available to Lender, whether at law, in equity or otherwise. No course of dealing between Borrower and Lender shall operate as a waiver of any rights of Lender under this Agreement or in respect of the Collateral or the Obligations.

19.Indemnity. Borrower assumes liability for and does hereby agree to indemnify, protect, save and keep harmless Lender and its agents, from and against any and all liabilities, claims, losses, Obligations, damages, penalties, actions, and suites of whatsoever kind and nature imposed on, incurred by or asserted against Lender or its agents, in any way relating to or growing out of this Agreement, the Note or the Collateral (including without limitation, enforcement of this Agreement and the Note or disposition of the Collateral), except claims, losses or liabilities resulting solely from Lender’s gross negligence or willful misconduct.

20.Use of Borrower’s Name, etc.  With prior written consent of Borrower, Lender may use Borrower’s name and tradenames and the amount of the transaction in advertising that promotes Lender and the business transaction between Borrower and Lender.  Neither Lender nor any of its subsidiaries, affiliates, officers, employees and advertising agents shall have any liability to Borrower arising out of or related to the reasonable exercise of the rights hereby granted to Lender.

21.Miscellaneous. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. Neither this Agreement nor any term hereof may be amended orally, nor may any provision hereof waived orally but only by an instrument in writing signed by Lender and, in the case of an amendment, by Borrower and any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement shall be governed by and construed in accordance with the law of the Chosen Forum, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder in respect of any particular Collateral are governed by the law of a jurisdiction other than the Chosen Forum. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. THE PARTIES HERETO AGREE THAT THE AGREEMENT AND
THE OTHER LOAN DOCUMENTS MAY BE SIGNED AND/OR TRANSMITTED BY FACSIMILE, E-MAIL OF A PDF DOCUMENT OR USING ELECTRONIC SIGNATURE TECHNOLOGY (E.G., VIA DOCUSIGN OR SIMILAR ELECTRONIC SIGNATURE TECHNOLOGY), AND THAT SUCH SIGNED ELECTRONIC RECORD SHALL BE VALID AND AS EFFECTIVE TO BIND THE PARTY SO SIGNING AS A PAPER COPY BEARING SUCH PARTY’S HAND-WRITTEN SIGNATURE.  THE PARTIES FURTHER CONSENT AND AGREE THAT (a) TO THE EXTENT A PARTY SIGNS THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS USING ELECTRONIC SIGNATURE TECHNOLOGY, BY CLICKING “SIGN”, SUCH PARTY IS SIGNING THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS ELECTRONICALLY, AND (b) THE ELECTRONIC SIGNATURES APPEARING ON THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE TREATED, FOR PURPOSES OF VALIDITY, ENFORCEABILITY AND ADMISSIBILITY, THE SAME AS HAND-WRITTEN SIGNATURES. Each party acknowledges that is has reviewed this Agreement, and the parties hereby agree that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

22.Assignments.  This Agreement shall bind the parties hereto and their respective successors and assigns. This Agreement and the Note may be assigned by Lender to a third party, and the Borrower consents to such assignment and agrees that this Agreement and the Note will be in favor of the assignee(s) upon assignment, without any defenses, counterclaims or setoffs of any kind whatsoever.   All of the terms of this Agreement and the Note shall inure to the benefit of Lender and its successors and assigns and shall be binding upon each and every one of the Obligors and their respective heirs, executors, administrators, personal representatives, successors and assigns, jointly and severally.  Lender may grant participations in all or any portion of, and may assign all or any part of Lender’s rights under, this Agreement and the Note.  Lender may disclose to any such participant or assignee any and all information held by or known to Lender at any time with respect to any Obligor.

23.Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been given three (3) business days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, one (1) business day after being entrusted to a reputable commercial overnight delivery service addressed to the party to whom such notice is directed, or upon sending if sent via electronic mail, each in accordance with the information in the Schedule . Any party hereto may change the address to which notices shall be directed under this Paragraph by giving three (3) business days written notice of such change to the other parties.

Credit and Security Agreement	Page 5 of 6

CREDIT AND SECURITY AGREEMENT

24.WAIVER OF JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT THEY OR ANY OTHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF EITHER OR ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

25.JURISDICTION AND VENUE. THE PARTIES AGREE THAT ANY ACTION TO ENFORCE BORROWER’S OR GUARANTOR’S OBLIGATIONS TO LENDER OR ANY ACTION RELATING TO OR ARISING OUT OF THE LOAN OR THIS AGREEMENT SHALL BE PROSECUTED IN THE CHOSEN FORUM, AND BORROWER AND GUARANTOR SUBMIT TO THE JURISDICTION OF THE CHOSEN FORUM.  BORROWER AND GUARANTOR WAIVE ANY AND ALL RIGHTS TO CONTEST THE JURISDICTION AND
VENUE OF ANY ACTION BROUGHT IN THIS MATTER AND BORROWER AND GUARANTOR MAY BRING ANY ACTION AGAINST LENDER ONLY IN THE CHOSEN FORUM.

26.USA Patriot Act Notification The following notification is provided to Borrower pursuant to Section 326 of the USA Patriot Act of 2001, 31 U.S.C. Section 5318: IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan or other extension of credit.  Lender may ask for the name, address, date of birth, and other information that will allow us to identify all Borrowers, principals and owners.  Lender may also ask to see your driver’s license or other identifying documents.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.

Borrower:	iBio, Inc.
Signature:	/s/ Felipe Duran
Name:	Felipe Duran
Title:	Chief Financial Officer
Date:	January 16, 2024

Lender:	LOEB Term Solutions LLC
Signature:	/s/ Howard Newman
Name:	Howard Newman
Title:	Manager
Date:	January 16, 2024

Credit and Security Agreement	Page 6 of 6